Exhibit 10.93

SUPPLEMENT TO CONTRIBUTION AGREEMENT

BETWEEN

FRISCO SQUARE B1-6, F1-11, LTD.,
a Texas limited partnership,

AS TRANSFEROR

AND

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

AS TRANSFEREE

As of August 3, 2007

SUPPLEMENT TO CONTRIBUTION AGREEMENT

THIS SUPPLEMENT TO CONTRIBUTION AGREEMENT (this “Supplement”) is made to be effective as of this 3rd day of August 2007, by and between FRISCO SQUARE B1-6, F1-11, LTD., a Texas limited partnership (“Transferor”), and BEHRINGER HARVARD FRISCO SQUARE LP, a Delaware limited partnership (“Transferee”).

WHEREAS, Transferee and Transferor (together with FRISCO SQUARE LAND, LTD., a Texas limited partnership, FRISCO SQUARE PROPERTIES, LTD., a Texas limited partnership and FRISCO SQUARE B1-7, F1-10, LTD., a Texas limited partnership, also as transferors) are parties to that certain Contribution Agreement dated as of August 3, 2007 (the “Contribution Agreement”).

WHEREAS, Transferor is a party to that certain Parking Lot Contract, as defined in the Contribution Agreement, relating to real property known as (i) Lot B1-10, Block B-1 of Frisco Square Phase 2, an addition to the City of Frisco, Collin County, Texas, according to the map or plat thereof recorded in Volume P, Page 724, Map Records, Collin County, Texas, and (ii) Lot F1-9, Block F-1 of Frisco Square Phase 2, an addition to the City of Frisco, Collin County, Texas, according to the map or plat thereof recorded in Volume P, Page 724, Map Records, Collin County, Texas, said land being currently improved as parking lots and herein referred to collectively as the “Parking Lots”.

WHEREAS, Transferor and Transferee desire and hereby agree that (i) Transferor shall close under and acquire the Parking Lots pursuant to the Parking Lot Contract by a date not later than five (5) business days following the date hereof (as extended), and (ii) within one (1) business day following such closing under the Parking Lot Contract, Transferor shall contribute and deed to Transferee or its subsidiary said Parking Lots, subject to the terms and conditions hereinafter set forth. The transactions contemplated hereby are intended by the parties to be a part of the transactions contemplated by the Contribution Agreement and the arrangements and accommodations made hereunder with respect to timing and otherwise are solely for the convenience of the parties.

WITNESSETH:

ARTICLE 1

ACQUISITION, CONTRIBUTION AND CONVEYANCE

1.1           Agreement of Acquisition. Subject to the terms and conditions of the Parking Lot Contract (and any extension of the closing date thereunder required or requested by the City of Frisco to allow City of Frisco City Council approval of a closing date later than July 20, 2007), Transferee agrees to close under and in accordance with the terms of the Parking Lot Contract by a date that is not later than five (5) business days following the date hereof. Transferor and Transferee have, under the Contribution Agreement, agreed, and each hereby confirm, that the purchase price payable under the Parking Lot Contract will be funded out of the proceeds payable under the Contribution Agreement to Transferor and its affiliates as consideration under the Contribution Agreement (the “Proceeds”)and delivered by wire transfer into escrow pursuant to joint instructions issued by Transferor and Transferee (the “Joint Instructions”) to the Title Company (the “Parking Lot Escrow”) with LandAmerica Wilson Title Company, 1700 Redbud, Suite 300, McKinney, Texas 75069 (the “Title Company” herein and under the Parking Lot Contract) as evidenced by Transferor’s signed settlement statement provided to Transferee and to Chicago Title, said Parking Lot Escrow funds to be jointly released by Transferor and Transferee upon the satisfaction of all conditions to closing under the Parking Lot Contract. In addition, Transferor shall deposit an additional portion of the Cash Amount in the amount of One Million Dollars ($1,000,000.00) into escrow (the “Additional Parking Lot Escrow”) at the Closing of the

Contribution Agreement, also pursuant to the Joint Instructions and such amount shall be released to Transferor only upon the closing of the transactions between Transferor and Transferee contemplated hereunder in accordance with the Joint Instructions. Transferee hereby covenants and agrees to execute any and all necessary authorizations and/or instructions required by the Title Company and/or Transferor upon satisfaction of all conditions to closing under the Parking Lot Contract reasonably necessary to effect the release to the City of Frisco of the funds escrowed (as set forth above) in respect of the purchase price payable under the Parking Lot Contract. Transferor shall be solely responsible for any and all costs and expenses payable in excess of said escrowed funds in connection with the closing under the Parking Lot Contract.

1.2           Contribution and Conveyance. Subject to the terms and conditions hereinafter set forth, Transferor agrees to contribute and convey and Transferee or its designated subsidiary agrees to accept and acquire the following:

(a)           the Parking Lots, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Transferor in and to adjacent streets, alleys or rights-of-way;

(b)           all improvements on the Parking Lots (the “Improvements”); and

(c)           the personal property owned by Transferor and located upon the Land or within the Improvements and used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the “Personal Property”).

1.3           Property Defined. The Parking Lots, the Improvements and the Personal Property are hereinafter sometimes referred to collectively as the “Property.”

1.4           Permitted Exceptions. The Property shall be conveyed subject to the matters which are deemed to be Permitted Exceptions pursuant to Section 2.3 hereof and listed on Exhibit A attached hereto (herein referred to collectively as the “Permitted Exceptions”).

1.5           Consideration. Consideration for Transferor’s capital contribution of certain property under the Contribution Agreement and for its further contribution of the Property to Transferee is addressed in full under the Contribution Agreement.

ARTICLE 2

TITLE AND SURVEY

2.1           Title Insurance. Title Company has issued one or more pro forma Owner’s Policy(ies) of Title Insurance in form satisfactory to Transferee and Transferor (the “Pro Forma Policy”).

2.2           Survey. The City of Frisco has furnished to Transferee a current Survey (the “Survey”) of the Parking Lot and Improvements in form acceptable to Transferee and Transferor, containing the certification by surveyor in the form of Exhibit B attached hereto and in form sufficient for Title Company to delete the general survey exception under the Pro Forma Policy. Unless otherwise agreed by Transferor and Transferee, the platted lot and block description(s) contained in the Survey shall be the legal description employed in the documents of conveyance of the Property.

2.3           Obligation to Cure Liens. Transferor agrees to transfer the Property to Transferee free and clear of any monetary liens.

2.4           Owner’s Policy of Title Insurance. Title Company has agreed to (and Transferor will cause Title Company to) issue, promptly upon return of all recorded instruments delivered in connection with the Closing (including, without limitation, those instruments recorded to release the Rejected Liabilities), to Transferee an Owner’s Policy of Title Insurance (the “Title Policy”) in form identical to the Pro Forma Policy (except as revised to reflect recording information for said recorded instruments of Closing), and to credit against the premium therefore the premium paid by Transferor for its Owner’s Policy of Title Insurance issued at the closing under the Parking Lot Contract, such that Transferor’s Title Policy shall be issued at no additional cost.

ARTICLE 3

FINANCIAL REPORTING

3.1           Financial Reporting. Transferee has advised Transferor that Transferee, at its sole cost and expense, must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Transferee and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Transferor agrees to use reasonable efforts to cooperate with Transferee’s auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive the Closing). Without limiting the generality of the preceding sentence (a) Transferor shall, during normal business hours, allow Transferee’s auditors reasonable access to such books and records maintained by Transferor (and Transferor’s manager of the Property) in respect of the Property as necessary to prepare such audited financial statements; (b) Transferor shall use reasonable efforts to provide to Transferee such financial information and supporting documentation that are in Transferor’s (or an affiliate of Transferor’s) possession or reasonable control, as are necessary for Transferee’s auditors to prepare audited financial statements; (c) Transferor will make available for interview by Transferee and Transferee’s auditors the manager of the Property or other agents or representatives of Transferor responsible for the day-to-day operation of the Property and the keeping of the books and records in respect of the operation of the Property; and (d) if Transferor has audited financial statements with respect to the Property, Transferor shall promptly provide Transferee’s auditors with a copy of such audited financial statements. If after the Closing Date Transferor obtains an audited financial statement in respect of the Property for a fiscal period prior to the Closing Date that was not completed as of the Closing Date, then Transferor shall promptly provide Transferee with a copy of such audited financial statement, and the foregoing covenant shall survive Closing. Transferee agrees to indemnify and hold Transferor harmless of and from any claim for physical damages or physical injuries arising from Transferee’s inspection of the Property, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify shall survive Closing.

ARTICLE 4

CLOSING

4.1           Time and Place. Closing of the transaction contemplated hereby (“Closing”) shall be held at or through the offices of the Title Company on the date that is not more than one (1) business day following closing of the contemplated transaction under the Parking Lot Contract (the “Closing Date”) unless otherwise mutually agreed by Transferor and Transferee. At Closing, Transferor and Transferee shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

4.2           Transferor’s Obligations at Closing. At Closing, Transferor shall:

(a)           deliver to Transferee a Special Warranty Deed (the “Deed”) in substantially the form attached to the Contribution Agreement to Transferor with respect to the Parking Lots, executed and acknowledged by Transferor and in recordable form, conveying the Parking Lots and Improvements to Transferee, subject only to the Permitted Exceptions;

(b)           deliver to Transferee a Bill of Sale (the “Bill of Sale”) in the form of Exhibit C attached hereto and made a part hereof, executed and acknowledged by Transferor or its applicable affiliates;

(c)           deliver to Transferee a FIRPTA Affidavits in the form of Exhibit D attached hereto and made a part hereof, duly executed by Transferor or its applicable affiliates;

(d)           execute and deliver any necessary settlement statements;

(e)           deliver to Transferee such evidence as Transferee’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Transferor;

(f)            deliver to Transferee possession and occupancy of the Property, subject to the Permitted Exceptions; and

(g)           cause to be delivered to Transferee the Title Policy pursuant to Section 2.3 hereof, and all Title Company required affidavits, in commercially reasonable form, in connection therewith.

4.3           Transferee’s Obligations at Closing. At Closing, Transferee shall (a) execute and deliver any necessary settlement statement, and (b) deliver to Transferor such evidence as Transferor’s counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Transferee.

4.4           Taxes. Real estate taxes and assessments and personal property taxes with respect to the Property shall be assumed from and after the closing under the Parking Lot Contract by Transferee and all such taxes for the year 2007 shall be payable by Transferee. Transferor hereby agrees to reasonably cooperate with Transferee in obtaining a partial year tax assessment for the Property reflecting the fact that a taxable entity owned the Property only from and after the closing under the Parking Lot Contract (and taxes should, therefore, only apply from and after said date).

4.5           Closing Costs. Transferor shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy; (d) the fees for recording the Deed conveying the Property to Transferee; and (f) one-half (1/2) of any escrow fee which may be charged by the Title Company. Transferee shall pay (x) the cost of any mortgagee’s policy(ies); (y) the fees of any counsel representing Transferee in connection with this transaction; and (z) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

ARTICLE 5

REPRESENTATIONS, WARRANTIES AND COVENANTS

5.1           Representations and Warranties of Transferor. Transferor hereby represents and warrants to Transferee as follows:

(a)           Transferor has the full right, power and authority to enter into this Supplement and to perform all of its obligations under this Supplement, and the execution and delivery of this Supplement and the performance by Transferor of its obligations under this Supplement require no further action or approval of Transferor’s partners or of any other person in order to constitute this Supplement as a binding and enforceable obligation of Transferor.

(b)           To the current, actual knowledge of Transferor, there are no written leases or occupancy agreements affecting the Property.

(c)           To Transferor’s current, actual knowledge, the Parking Lots and Improvements are not in material violation of any governmental order, regulation, statute, code or ordinance dealing with the use, construction, operation, safety and/or maintenance thereof, and all existing zoning and building codes and other applicable laws and governmental regulations permit the operation of the Property in accordance with its present usage and Transferor has not received written notice of any violation of the above.

(d)           Transferor has not received written notice of and to Transferor’s current, actual knowledge, there is no pending condemnation, expropriation, eminent domain, litigation, administrative action or other legal proceeding affecting all or any portion of the Property, and Transferor has not received any written or oral notice of and to Transferor’s knowledge has no current, actual knowledge that any such proceeding is contemplated.

(e)           Transferor has no current, actual knowledge of any change contemplated in any applicable laws or any judicial or administrative action, or any action by adjacent landowners which would prevent, limit, impede or render more costly Transferee’s contemplated use of the Property.

(f)            No person, firm or entity, other than Transferor and Transferee has any right to acquire the Property or any part thereof.

(g)           Transferor has not disposed of or otherwise released or authorized to be released any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under the Property, including any surface waters or groundwater located on such Property in violation of applicable law, nor has Transferor caused or to Transferor’s current actual knowledge authorized to be released or discharged any hazardous or toxic substances, petroleum products, chemicals, or wastes of any kind on, in, or under any tracts in proximity to the Property, including the surface or groundwaters thereof in violation of applicable law. To Transferor’s current, actual knowledge, there are no hazardous or toxic substances, petroleum products, chemicals, or wastes on, in, or under the Property, including surface or groundwaters, regardless of source or cause, in violation of applicable law and there are no underground storage tanks on the Property except as may be disclosed by that certain Phase I Environmental Assessment prepared by Pond, Robinson & Associates, LP for Behringer Harvard and dated as of June 2007.

5.2           Representations and Warranty of Transferee. Transferee hereby represents and warrants to Transferor that Transferee is a limited partnership, duly formed and existing under the laws of the State of Delaware and duly qualified to do business in the State of Texas. Transferee has the full right, power and authority to enter into this Supplement and to carry out Transferee’s obligations hereunder, and to perform all of its obligations under this Supplement, and the execution and delivery of this Supplement and the performance by Transferee of its obligations under this Supplement requires no further action or approval of Transferee’s partners or of any other person in order to constitute this Supplement as a binding and enforceable obligation of Transferee.

5.3           Survival of Obligations. Transferor and Transferee agree as follows:

(a)           All representations, warranties and covenants made by Transferor herein shall survive Closing for a period of one (1) year, unless a longer survival period is expressly provided herein. Transferor shall indemnify and hold Transferee free and harmless from and against all losses, costs, damages and expenses of every kind and nature whatsoever (including reasonable attorneys’ fees and costs) sustained by Transferee as a result of any breach of any representation, warranty or covenant made by Transferor in this Supplement of which Transferee has notified Transferor in writing by the expiration of said one (1) year period.

(b)           All representations and warranties of Transferee shall survive Closing for a period of one (1) year. Transferee shall indemnify and hold Transferor free and harmless from and against all losses, costs, damages, and expenses of every kind and nature whatsoever (including reasonable attorneys’ fees and costs) sustained by Transferor as a result of any breach of any representation or warranty made by Transferee of which Transferor has notified BHFS in writing by the expiration of said one (1) year period.

ARTICLE 6

CONDITIONS PRECEDENT TO THE CLOSING

6.1           Conditions Precedent of Transferee. In addition to all other conditions set forth in this Supplement, Transferee’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this section 6.1 (all of which are for the sole benefit of Transferee):

(a)           All representations of Transferor set forth in Section 5.1 shall be true, correct and complete in all material respects as of the Closing Date.

(b)           Transferor shall have performed in all material respects all obligations required to be performed by Transferor hereunder prior to or in connection with the Closing.

6.2           Conditions Precedent of Transferor. In addition to all other conditions set forth in this Supplement, Transferor’s obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.2 (all of which are for the sole benefit of Transferor):

(a)           All representations of Transferee set forth in Section 5.2 shall be true, correct shall be true, correct and complete in all material respects as of the Closing Date; and

(b)           Transferee shall have performed in all material respects all obligations required to be performed by Transferee hereunder prior to or in connection with the Closing.

6.3           Failure of Condition Precedent. Upon the failure of any of the foregoing conditions precedent, the party benefited by such failed condition shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Supplement by sending written notice to the other party on or before the date of Closing.

ARTICLE 7

DEFAULT

7.1           Default by Transferee. In the event that Transferee fails to consummate this Supplement for any reason, except Transferor’s default or the permitted termination of this Supplement by either Transferor or Transferee as herein expressly provided, Transferor shall be entitled, as its exclusive remedy, to terminate this

Supplement by giving written notice thereof to Transferor, whereupon neither party shall have any further rights or obligations under this Supplement.

7.2           Default by Transferor. In the event that Transferor fails fail to consummate this Supplement for any reason, except Transferee’s default, Transferee shall be entitled, as its exclusive remedies, either (i) to terminate this Supplement by giving written notice thereof to Transferor, whereupon neither party shall have any further rights or obligations under this Supplement, or (ii) to enforce specific performance of Transferor’s obligations under this Supplement; provided, however, if Transferor’s default is such that specific performance cannot be granted as a judicial remedy, then Transferee may seek any and all other remedies available at law or in equity.

ARTICLE 8

INTENTIONALLY OMITTED

ARTICLE 9

COMMISSIONS

9.1           Brokerage. Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder by, through or on account of any acts of said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. The provisions of this paragraph shall survive Closing.

ARTICLE 10

MISCELLANEOUS

10.1         Disclaimers. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS SUPPLEMENT, TRANSFEROR AND TRANSFEREE AGREE THAT EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS SUPPLEMENT, TRANSFEREE IS ACQUIRING THE PROPERTY “AS IS” WITH ALL FAULTS AND DEFECTS, LATENT AND PATENT, AND TRANSFEREE ACKNOWLEDGES AND AGREES THAT TRANSFEROR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, SUPPLEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL, AND GEOLOGY, OR THE PRESENCE OR ABSENCE OF ANY POLLUTANT, HAZARDOUS WASTE, GAS OR SUBSTANCE OR SOLID WASTE ON OR ABOUT THE PROPERTY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BHFS MAY INTEND TO CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL AUTHORITY OR BODY HAVING JURISDICTION INCLUDING, WITHOUT LIMITATION, ALL APPLICABLE ZONING LAWS, (E) THE HABITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, OR (F) ANY OTHER MATTER RELATED TO OR CONCERNING THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS SUPPLEMENT. BHFS ACKNOWLEDGES THAT TRANSFEREE, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF TRANSFEROR OR ANY

STATEMENT, REPRESENTATION OR OTHER ASSERTION MADE BY TRANSFEROR WITH RESPECT TO THE PROPERTY, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN SECTION 5.1 OF THIS SUPPLEMENT. TRANSFEREE FURTHER ACKNOWLEDGES THAT NO INDEPENDENT INVESTIGATION OR VERIFICATION HAS BEEN OR WILL BE MADE BY TRANSFEROR WITH RESPECT TO ANY INFORMATION SUPPLIED BY THIRD PARTIES ON BEHALF OF TRANSFEROR CONCERNING THE PROPERTY, AND TRANSFEROR MAKES NO REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, IT BEING INTENDED BY THE PARTIES THAT BHFS SHALL VERIFY THE ACCURACY AND COMPLETENESS OF SUCH INFORMATION ITSELF. TRANSFEREE ACKNOWLEDGES THAT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS SECTION 10.1 ARE AN INTEGRAL PORTION OF THIS SUPPLEMENT AND THAT TRANSFEROR WOULD NOT AGREE TO CONTRIBUTE AND CONVEY THE PROPERTY TO BHFS FOR THE CONSIDERATION SET FORTH IN SECTION 1.4 WITHOUT THE DISCLAIMERS, AGREEMENTS AND OTHER STATEMENTS SET FORTH IN THIS SECTION 10.1.

10.2         Assignment. Transferee shall not have the right to assign its rights under this Supplement without the consent of Transferor provided that Transferor acknowledges that Transferee intends that the Property shall be conveyed directly to its subsidiary and Transferor hereby agrees to do so at Transferee’s request.

10.3         Title Policy or Abstract. The Texas Real Estate License Act requires written notice to Transferee that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Transferee.

10.4         Notices. Any notice pursuant to this Supplement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) facsimile (provided that such facsimile is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Supplement shall be as follows:

If to Transferor:                    c/o Fairways Frisco, L.P.
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Cathy Sweeney
Fax No. (972) 250-1645

with a copy to:                      Fairways Frisco, L.P.
16250 Dallas Parkway, Suite 102
Dallas, Texas 75248
Attn: Jim Leslie
Fax No. (972) 250-1343

with a copy to:                      Winstead P.C.
5400 Renaissance Tower
1201 Elm Street
Dallas, Texas 75270
Attn: Tom Helfand, Esq.
Fax No. (214) 745-5390

If to Transferee:                    Behringer Harvard Frisco Square LP
15601 Dallas Parkway, Suite 600
Addison, Texas 75001
Attention: Joe Jernigan
Fax No. (214) 655-1610

with a copy to:                      Powell Coleman & Arnold LLP
8080 N. Central Expressway, Suite 1380
Dallas, Texas 75206
Attention: Carol Satterfield
Fax No. (214) 373-8768

10.5         Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Supplement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

10.6         Time of Essence. Transferor and Transferee agree that time is of the essence of this Supplement.

10.7         Successors and Assigns. The terms and provisions of this Supplement are to apply to and bind the permitted successors and assigns of the parties hereto.

10.8         Entire Agreement. This Supplement, including the Exhibits and Schedules, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

10.9         Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Supplement.

10.10       Attorneys’ Fees. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Supplement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys’ fees.

10.11       Counterparts. This Supplement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Supplement.

10.12       Severability. If any provision of this Supplement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Supplement shall nonetheless remain in full force and effect.

10.13       Applicable Law. THIS SUPPLEMENT IS PERFORMABLE IN COLLIN COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. TRANSFEROR AND TRANSFEREE HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN COLLIN COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN COLLIN COUNTY, TEXAS. TRANSFEROR AND TRANSFEREE AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS SUPPLEMENT.

10.14       No Third Party Beneficiary. The provisions of this Supplement and of the documents to be executed and delivered at Closing are and will be for the benefit of Transferor and Transferee only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Supplement or of the documents to be executed and delivered at Closing.

10.15       Exhibits. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Supplement:

(a)           Exhibit A                Permitted Exceptions

(b)           Exhibit B                Surveyor’s Certification

(c)           Exhibit C                Form of Bill of Sale and Assignment

(d)           Exhibit D                FIRPTA Affidavit

10.16       Captions. The section headings appearing in this Supplement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

10.17       Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Supplement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Supplement or any exhibits or amendments hereto.

IN WITNESS WHEREOF, the parties hereto have duly executed this Supplement to be effective as of the Effective Date.

TRANSFEROR:

FRISCO SQUARE B1-6, F1-11, LTD.,
a Texas limited partnership

By:	Fairways FS B1-6, F1-11, LLC,
a Texas limited liability company

	By:	/s/ James C. Leslie
James C. Leslie, Manager

Dated: August 1, 2007

TRANSFEREE:

BEHRINGER HARVARD FRISCO SQUARE LP,
a Delaware limited partnership

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President

Dated: , 2007

EXHIBIT A

PERMITTED EXCEPTIONS

1.               Restrictive Covenants recorded in/under CC# 00-81365 (4721/2665), CC# 20070220000229050, CC# 20070419000530110, CC# 05-63817 (5918/3391), CC# 05-131828 (6005/2947), CC# 20060321000366760, Resolution No. 07-05-99R recorded under CC# 20070625000861640, Land Records, Collin County, Texas of the Real Property Records of COLLIN County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

2.            Restrictive Covenants recorded in/under Volume P, Page 724 of the Map and Plat Records of COLLIN County, Texas, but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status, or national origin.

3.              Standby fees, taxes and assessments by any taxing authority for the year 2007, and subsequent years.

4.             With respect to Tract 1 (Lot F1-9, Block F-1):

The following, all according to plat recorded in Volume P, Page 724, of the Map and Plat Records of COLLIN County, Texas:

24 foot fire lane, access, drainage, and utility easement crossing through the Northern and Southern portions of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5.5 X 10 foot water easement in the most Westerly Southwest corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 foot utility easement in the most Southerly Southwest corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5 foot private utility easement in the most Westerly Southwest portion of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Variable width drainage and water easement and variable width drainage and private utility easement across the South property line of Lot F1-11, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Variable width private utility easement along the most Westerly South property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 X 10 foot water easement along the south line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Southern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

12 foot reducing to a 1.50 foot utility easement along the line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Southern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Drainage and utility easement along the North line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Southern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

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20 foot fire lane, access, drainage, and utility easement along the most Easterly West property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

3 X 10 foot utility easement along the most easterly West property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5.5 X 5 foot water easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5 X 12 foot drainage easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 X 35 foot drainage easement along the South line of the 12 foot utility easement, which runs along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

12 foot which reduces to a 1.50 foot utility easement and 15 foot utility easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Drainage and water easement along the North line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Variable width utility easement along the North line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 X 10 foot water easement along the North line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility and water easement along the most Northerly East property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility easement along the most northerly West property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Encroachment of covered parking along the west property line as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Light poles, signs, gas riser and electric transformer as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

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5.             With respect to Tract 2 (Lot B1-10, Block B-1):

The following, all according to plat recorded in Volume P, Page 724, of the Map and Plat Records of COLLIN County, Texas:

24 foot fire lane, access, drainage, and utility easement crossing through the Northern and Southern portions of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5.5 X 10 foot water easement in the most Easterly Southeast corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 foot utility easement in the most Southerly Southeast corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5 foot private utility easement in the most Southerly Southeast corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Variable width private utility easement traversing the most Easterly South portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 X 10 foot water easement along the south line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Southern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility easement along the north line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Southern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

20 foot fire lane, access, drainage, and utility easement along the most East property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Water easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility easement along the East line of the 20 foot fire lane, access, drainage, and utility easement, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

2.5 foot utility easements along the south line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

12 foot, variable width and 15 X 15 foot utility easements along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

15 foot utility easement along the most Northerly West property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Drainage, utility and water easement along the most northerly East property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

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Private utility easement along the North property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

10 X 10 foot water easement in the Northwest corner of subject property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5 X 12 foot drainage easement along the South line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

5 foot water easement along the North line of the 24 foot fire lane, access, drainage, and utility easement crossing through the Northern portion of the property, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Light poles and signs as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Covered parking encroachment along the East property line as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

Rights or claims, if any, of adjoining property owner(s) in and to that portion of insured property lying between the fence and the East property line, as shown on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

6.             Terms, conditions and stipulations contained in Agreement executed by and between City of Frisco, and F.M. 720-Tollway, Ltd., dated January 6, 1994, filed May 19, 1994, recorded in/under CC# 94-48747 of the Real Property Records of COLLIN County, Texas, as noted on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

7.             Terms, conditions and stipulations contained in Agreement executed by and between Newman Real Estate, Inc. Don Crowell, Rebecca Crowell, Ann Osgood, and HRC Ranch, Ltd, dated August 20, 1997, filed November 17, 1997, recorded in/under CC# 97-97982 (4042/524) of the Real Property Records of COLLIN County, Texas, as noted on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

8.            Reservation of One-half (1/2) of all of the minerals in Deed executed by John W. Andrews, trustee, to Tomlin Investments, Inc., dated August 31, 1981, filed September 2, 1981, recorded in/under Volume 1426, Page 14 of the Real Property Records of COLLIN County, Texas. Title to said interest not checked subsequent to date of aforesaid instrument.

9.              Covenants, conditions, obligations, restrictions, easements, charges and liens as set forth in that certain Declaration recorded in/under CC# 00-81365 (4721/2665) and CC# 05-63817 (5918/3391) of the Real Property Records of COLLIN County, Texas, as noted on survey by Dana Brown R.P.L.S. No. 5336, dated July 28, 2007.

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